EXHIBIT 10.30

                             MASTER LEASE AGREEMENT

LESSOR:   GLOBAL VANTAGE LTD.
          2424 South East Bristol Street, Suite 280
          Newport Beach, CA 92660
          (949) 574-9800                     MASTER LEASE AGREEMENT NO.:90501368

      This Master Lease Agreement is made this 20th day of September, 2005, between GLOBAL VANTAGE LTD. ("Lessor") with its principal place of business located at 2424 South East Bristol Street, Suite 280, Newport Beach, CA 92660 and ERAN ENGINEERING, INC. ("Lessee") having its principal place of business at 1021 Fuller Street, Santa Ana, CA 92701.

1. LEASE AGREEMENT. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the personal property ("Equipment") described in Equipment Lease Schedule(s), which are or may from time to time be executed by Lessor and Lessee and attached hereto and incorporated herein by references ("Schedules"), together with any attachments, replacements parts, substitutions, additions, repairs or accessories now or hereafter incorporated in or affixed to such items of Equipment, upon the terms and conditions of this Lease shall govern the rights and obligations of Lessor and Lessee except as specifically modified in writing signed by an authorized representative of Lessor. Whenever references is made to the "Lease", it will be deemed to include each of the Schedules identifying all items of Equipment, all of which constitute one undivided Lease of the Equipment, and the terms and conditions of which are incorporated herein by reference.

2. SELECTION OF EQUIPMENT. Lessee will select type, quantity and supplier of each item of Equipment designated in the appropriate Schedule(s), and in reliance thereon, Lessor will order such Equipment from such supplier or accept an assignment of any existing purchase order. Lessor will have no liability for any delivery or failure by the supplier to full the purchase order or to meet and of the conditions contained therein. Lessee acknowledges that Lessor has not participated and will not participate in any way in Lessee's selection of the Equipment or of the supplier and that Lessor has not manufactured or supplied to the Equipment.

3. ACCEPTANCE OF EQUIPMENT. Upon delivery of any Equipment to Lessee, Lessee agrees to immediately inspect such Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee, as provided by Lessor, with ten (10) days of delivery of said Equipment. Lessee's execution and delivery of said Acknowledgment and Acceptance of Equipment by Lessee covering any Equipment shall conclusively establish, as between Lessor and Lessee, that such Equipment is satisfactory in every respect. Lessee authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

4. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. LESSEE ACKNOWLEDGES THAT LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE DESIGN OR CONDITION OF THE EQUIPMENT, THE QUALITY OR CAPACITY OF THE EQUIPMENT, THE WORKMANSHIP IN THAT EQUIPMENT, COMPLIANCE OF THE EQUIPMENT WITH ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO, THE ABSENSE OF ANY PATENT INFRINGEMENT, OR THE EXISTENCE OF ANY LATENT DEFECTS. LESSEE FURTHER ACKNOWLEDGES THAT LESSEE LEASES THE EQUIPMENT "AS IS" AND WITH ALL FAULTS, AND THAT LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, SERVICE OR MAINTAIN THE EQUIPMENT. BASED ON THE FOREGOING, LESSEE AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT
OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, LESSEE'S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR MANUFACTURER OF THE EQUIPMENT AND NOT AGAINST LESSOR. LESSEE ACKNOWLEDGES THAT ANY MANUFACTURER OR SELLER'S WARRANTIES ARE FOR THE BENEFIT OF BOTH LESSOR AND LESSEE AND TO THE EXTENT PERMITTED BY THE MANUFACTURER OR SELLER, AND PROVIDED LESSEE IS NOT IN DEFAULT UNDER THIS LEASE. LESSOR SHALL MAKE AVAILABLE TO LESSEE ALL MANUFACTURER OR SELLER WARRANTIES WITH RESPECT TO THE EQUIPMENT LESSEE SPECIFICALLY ACKNOWLEDGES THAT THE EQUIPMENT IS LEASE TO LESSEE SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES, AND LESSEE'S OBLIGATIONS TO PAY RENT OR PERFORM OTHER OBLIGATIONS UNDER THIS LEASE ARE ABSOLUTE AND UNCONDITIONAL AND NOT SUBJECT TO REDUCTION OR SETOFF BY REASON OF THE LOSS, DAMAGE OR DESTRUCTION OF THE EQUIPMENT OR FAILURE OF THE EQUIPMENT TO CONFORM TO ANY WARRANTIES OR ANY DEFAULT BY LESSOR.

The parties have specifically negotiated and agreed to the foregoing paragraph.

                                                       Lessee's initials: _/s/_


5. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties that this Lease qualify as a statutory lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both the equipment and the supplier from whom Lessor is to purchase the Equipment.

LESSEE IS HEREBY ADVISED THAT LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

6.  ASSIGNMENT BY LESSEE  PROHIBITED.  WITHOUT  LESSOR'S PRIOR WRITTEN  CONSENT,
LESSEE WILL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER ANY INTEREST IN THIS LEASE, OR OTHERWISE DISPOSE OF LESSEE'S INTEREST IN THE EQUIPMENT COVERED BY THIS LEASE.

7. COMMENCEMENT AND TERMINATION; RENTAL PAYMENTS; INTERIM RENTALS. The obligations under this Lease will commence upon the written acceptance of the Equipment by Lessee and will end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease and any extensions hereof. The rental term for the Equipment listed in each Schedule will commence on the first day of the month immediately following the Acceptance Date and will terminate on the last day of the term stated in each Schedule unless such Schedule has been extended or otherwise modified. Rental payments will be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. If the Acceptance Date does not fall on the first day of the month, the rental charge for the period of the Acceptance Date to the Commencement Date will be an amount equal to the Monthly Rental Charge divided by thirty (30) multiplied by the number of days from and including the Acceptance Date to the Commencement Date and such amount will be due and payable upon receipt of invoice. Lessor will have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor will have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee for the Equipment within ten (10) days after it is delivered to Lessee, with respect to any Schedule.

8. SECURITY DEPOSIT. As security for the prompt and full payment of the amounts due under this Lease, and Lessee's complete, faithful and timely performance of all its obligations under the provisions of this Lease, and any extensions or renewals thereof, Lessee will pledge and deposit with Lessor the security amount set forth in the section shown as "Security Deposit" on each respective Schedule. In the event of any default in the performance of any of Lessee's obligations under this Lease, Lessor may, but is not obligated to, apply said security deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the Security Deposit to cure such default, Lessee will restore said Security Deposit to the full amount set forth in the respective Schedules. On the expiration of earlier termination of each Schedule to this Lease, or any extension or renewal thereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease with respect to such Schedule, Lessor will return to Lessee any remaining balance of the Security Deposit with respect to such Schedule, without interest. Lessee acknowledges that said security deposit may be commingled with Lessor's other funds.

9. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease of the terms of any Schedule to reflect a change in one or more of the following conditions:

      a.    Lessor's actual cost of procuring the Equipment;

      b.    Lessor's actual cost of providing Equipment to Lessee;

      c.    A change in the rental payments as a result of (a) or (b) above: or

      d.    Description of the leased Equipment;

Lessee agrees that any such amendment will be described in a letter from Lessor to Lessee and this Lease and any affected Schedules will be deemed amended and such amendments shall be incorporated herein/therein as if originally set forth herein/therein.

Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may prepare, execute, sign and file on Lessee's behalf any instrument, document or financing statement Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code and Lessee does hereby appoint Lessor its true and lawful attorney-in-fact to sign the name of Lessee with the same force and effect as if signed by Lessee for these purposes; and (2) Lessor may make a claim for, receive payment of, or sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

10. LOCATION. The Equipment shall be kept at the location specified in each Schedule or, if none is specified, at Lessee's address as set forth above, and shall not be removed from that location without Lessor's prior written consent. Lessor has the right to enter upon the premises where the Equipment is located to inspect the Equipment during normal business hours.

11. USE. Lessee will use the Equipment in a careful manner, make all necessary repairs at Lessee's expense, comply with all laws relating to its possession, use or maintenance, and will not make any alterations, additions or improvements to the Equipment without Lessor's prior written consent. All additions, repairs or improvements made to the equipment will belong to the Lessor.

12. OWNERSHIP; PERSONALITY. The Equipment is, and will remain, the property of Lessor, and Lessee will have no right, title or interest therein or thereto except as expressly set forth in this Lease. The Equipment will remain personal property even though installed in or attached to real property.

13. SURRENDER AND RENEWAL. Through this Lease, Lessee does not acquire any ownership rights in the Equipment and has no option to purchase same. Upon at least ninety (90) days written notice to Lessor prior to the expiration of the Lease term, Lessee shall advise Lessor of its intention to return the Equipment to Lessor at the end of the Lease term. Lessee shall advise Lessor of its intention to return the Equipment to Lessor at the end of the Lease term. Provided Lessee has given such timely notice. Lessee shall return the Equipment, freight and insurance prepaid, to Lessor in good repair, condition and working order, ordinary wear and tear excepted, in a manner and to a location designated by Lessor. If Lessee fails to notify Lessor, or having notified Lessor, you fail to return the Equipment as provided herein, this Lease shall renew for consecutive ninety (90) days period and Lessee agrees to continue to make Lease Payments as set forth in the Lease subjects to the right of either party to terminate the Lease upon ninety (90) days written notice, in which case Lessee will immediately deliver the Equipment to Lessor as stated in this paragraph. In the event of default pursuant to Paragraph 20, Lessee at its sole and exclusive expense shall return the equipment to Lessor in a manner and at a location to be determined by Lessor. Lessee will incur any risk of loss associated with the shipping and return of the Equipment pursuant to this paragraph.

14. LOSS AND DAMAGE. Lessee will at all times bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any Equipment, Lessee shall immediately place the same in good repaid at Lessee's expense. If Lessor determined that any Equipment is lost, stolen, destroyed or damaged beyond repair. Lessee shall at Lessee's option do one of the following:

      a. Replace the same with like Equipment in good repaid, acceptable to Lessor in which case title to such Equipment shall immediately vest in Lessor and this Lease will continue as though such event had not occurred; or

      b. Pay Lessor in cash the following:

            (i) All amounts due by Lessee to Lessor with respect to all affected Schedules up to the date of the loss; and

            (ii) The unpaid balance of the total amounts due for the remaining term of the affected Schedules attribute to said item, discounted to present value at a discount rate of 8% as of the date of loss; and

            (iii) The  Lessor's  estimate  as of the time this Lease was entered into of Lessor's residual interest in the Equipment, discounted to present value at a discount rate of 8% as of the date of loss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to Lessor's interest in such Equipment "as is, where is" and without any warranty, express of implied from Lessor. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.

15. INSURANCE; LIENS; TAXES. Lessee will provide and maintain from insurance companies satisfactory to Lessor, insurance against loss, theft, damage or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee will also provide and maintain comprehensive general all-risk liability insurance, included but not limited to product liability coverage insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use or operation of the Equipment, with such limits and with an insurer as are satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns will not be invalidated by any act, omission or neglect of Lessee and cannot be canceled or modified without 30 days prior written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this Paragraph and shall designate Lessor as loss payee and/or additional insured. Lessor will have no obligation to ascertain the existence or adequacy of insurance, or to provide any insurance coverage for the Equipment or for Lessee's benefit.

Lessee must keep the Equipment free and clear of all levies, liens and encumbrances. Lessee will pay all charges, assessments and taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income.

If Lessee fails to procure or maintain said insurance or to pay said charges, assessments, or taxes, Lessor has the right, but is not obligated to, effect such insurance at Lessee's expense, or pay such charges, assessments, or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee will repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

16. INDEMNITY. Lessee will hold Lessor harmless and indemnify and defend Lessor against any claims, actions, damages or liabilities, including all attorney fee's, arising out of or connected with the Equipment or this Lease without limitation. Such indemnification shall survive the expiration, cancellation or termination of this Lease and Lessee waives any and all immunity Lessee may have under any industrial insurance act, with regard to indemnification of Lessor.

17. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consent to any assignment of this Lease by Lessor, and Lessee shall not assert against the assignee any defense, counterclaim, or set-off that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assigns of the parties hereto.

18. SERVICE CHARGES; INTEREST. If Lessee fails to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor:

      a. A default fee of 10% of the amount due, provided however, that not more than one such fee shall be made on any delinquent payment regardless of the length of the delinquency;
      b.    Any actual  additional  expenses  incurred  by Lessor in  collection efforts, including, but not limited to, attorney's fees, long-distance telephone charges and travel expenses; and
      c. Interest on any delinquent payment or amount due under thus Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

19. TIME OF ESSENCE. Time is of the essence for this Lease, and this provision will not be waived by the acceptance of late payments or defective performance.

20. DEFAULT. Lessee shall be in default of this Lease if: a. Lessee fails to make any payment due under the terms of this Lease for a period of 10 days from the due date thereof; b. Lessee fails to observe, keep or perform any term, covenant or provision contained in this Lease or any Schedule, and such failure continues for a period of 10 days; c. Lessee has made any misleading of false statement in connection with application for or performance of this Lease; d. The Equipment or any part thereof is subjected to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee abandons the Equipment or permits any other entity or person to use the Equipment without the prior written consent of the Lessor; e. Lessee or any guarantor of this Lease defaults on any obligation to Lessor, dies or ceases to exist; f. Lessee defaults on any other agreement it has with Lessor; g. A petition in bankruptcy is filed by or against Lessee, or if Lessee sells all or a substantial part of Lessee's assets, or if Lessee is a corporation and a majority of Lessee's voting stock is transferred, or if Lessee makes an assignment for the benefit of creditors; or h. Any of the above-listed events of default occur with any respect to any guarantor.

21. REMEDIES. If Lessee is in default Lessor, with or without notice of any to Lessee of any kind, may exercise any one or more of the following remedies, cumulatively, concurrently or separately, and without any election of remedies being deemed to have been made:

      a. Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal or disabling, and any such repossession shall not constitute a termination of this Lease.

      b. Lessor may require Lessee, at its expense, to return the Equipment in good repair, excepting ordinary wear and tear resulting from proper use thereof, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify.

      c. Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;

      d. Lessor may declare all current and future payments under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;

      e. Lessor may re-release the Equipment to any third party, without notice to Lessee, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser.

      f. Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease, plus all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 8%, as of the date of default, plus Lessor's estimate at the time this Lease was entered into of the value of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 8%, as of the date of default, less the net proceeds of disposition, if any, of the Equipment; and

      g. Lessor may pursue any other remedy available at law, by statute or in equity

No right or remedy conferred upon or reserved to Lessor is exclusive of any other right or remedy provided or permitted herein, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law, equity, statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.

22. MULTIPLE LESSEES. Each Lessee is jointly and severally responsible and liable to Lessor under this Lease. Lessor may, with the consent of any Lessee hereunder, modify, extend or change any of the terms hereof without consent or knowledge of any other Lessee, without in any way releasing, waiving or impairing any right granted to Lessor against any other Lessee.

23. EXPENSE OF ENFORCEMENT. In the event any legal action is undertaken with respect to this Lease, the prevailing party (whether at trial or on appeal) in any such action shall be entitled to recover its costs and expenses including, but not limited to reasonable attorney's fee and costs for the services rendered to such prevailing party.

24. MISCELLANEOUS.

      a. LESSEE ACKNOWLEDGES THAT THIS LEASE IS NONCANCELABLE BY LESSEE FOR THE RENTAL TERM SET FORTH IN EACH SCHEDULE.
      b. LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALEMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOT ANY SALESMAN, BROKER OR AGENT OF ANY VROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY A BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

      c. SEVERABILTY. This Lease is intended to constitute a valid and enforceable legal instrument. In the event any provision hereof is declared invalid or unenforceable, such provision will be deemed severable from the remaining provisions of this Lease, all of which will remain in full force and effect.
      d. ENTIRE AGREEMENT; NO ORAL MODIFICATION; WAIVER. This instrument and the Schedules executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. No provision of this Lease will be modified or rescinded unless in writing signed by an authorized representative of Lessor. WAIVER BY Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.
      e. JURISDICTION; VENUE. WITHOUT LIMITING THE RIGHT OF THE LESSOR TO BRING ANY ACTION OR PROCEEDING AGAINST THE LESSEE OR AGAINST PROPERTY OF THE LESSEE ARISING OUT OF OR RELATING TO THE EQUIPMENT OR THIS LEASE IN THE COURTS OF OTHER JURISDICTIONS, THE LESSEE IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA STATE OR FEDERAL COURT, AND THE LESSEE IRREVOCABLY AGREES THAT ANY SUCH ACTION MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR FEDERAL COURT. LESSEE AGREES THAT IF ANY ACTION IS BROUGHT TO
            ENFORCE ANY OF THE PROVISIONS OF THIS LEASE BY EITHER PARTY IN CALIFORNIA, ORANGE COUNTY SHALL BE A PROPER PLACE FOR THE TRIAL OF SUCH ACTION.


LESSEE:   ERAN ENGINEERING, INC.              LESSOR:   GLOBAL VANTAGE LTD.


/s/_Joseph Gledhill                           /s/_Sheri Martin
--------------------------------              ----------------------------------
         Joseph Gledhill                           Sheri Martin
Title:   President                            Title:   Documentation Manager
Date:    20th, Sept. 05                       Date:    9-22-05

                                                             GLOBAL VANTAGE LTD.
       2424 South East Bristol Street, Suite 280, Newport Beach, CA 92660
                                 (949) 574-9800
--------------------------------------------------------------------------------

                           EQUIPMENT LEASE SCHEDULE A

LEASE AGREEMENT NO.:       90501368

LESSOR:                    GLOBAL VANTAGE LTD.

LESSEE:                    ERAN ENGINEERING, INC.

REFERENCE DATE:            20TH SEPT 05

Equipment leased (the Equipment) is described as follows:

QUANTITY                   ITEM DESCRIPTION
--------------------------------------------------------------------------------

Vendor:  All American CNC Sales, Inc., 1021 Fuller Street, Santa Ana, CA 92701

1.                Hwacheon HiTech 300 CNC Lathe
                  Chop Conveyor
                  Tool Present Arm
                  Serial # M111353F2WD










This schedule is attached to and made a part of that Mater Lease Agreement referenced above.


LESSEE:                                         LESSOR:

ERAN ENGINEERING, INC.                          GLOBAL VANTAGE LTD.


BY:  /s/ Joseph Gledhill                        BY: /s/ Sheri Martin
   ---------------------------                     -----------------------------
         Joseph Gledhill                                 Sheri Martin
TITLE:   President                              TITLE:   Documentation Manager

DATE:  20th  Sept. 05                           DATE: 9-22-05

                             DISCLAIMER OF OWNERSHIP

This undersigned (the "Lessee") proposes to be the Lessee of certain equipment from Global Vantage Ltd. (the "Lessor") pursuant to an Equipment Lease between Lessor and Lessee signed by the Lessee on September 20th, 2005 (the "Lease"). The equipment covered by the Lease is hereinafter referred to as the "Equipment".

The Equipment will be purchased by Lessor from All American CNC Sales, Inc. (the "Vendor"). Lessee has made a down payment to the Vendor as part of the original purchase order, and it is contemplated that, upon Lessor's receipt of all necessary documentation and satisfaction of all conditions to Lessor entering into the Lease, Lessor shall pay the Vendor the remaining balance of the purchase price and receive a bill of sale/invoice from the Vendor covering a 100% interest in the Equipment.

The Lessee, being satisfied that its payments under the Lease are based only upon Lessor's payments to the Vendor and not Lessee's down payment, hereby consents to the Vendor transferring the entire ownership in the Equipment to Lessor, and, effective on the actual transfer of the Equipment to Lessor, disclaims any ownership interest or rights in the Equipment except those the Lessee has by virtue of being the Lessee under the Lease.


Date: 20th Sept, 2005

LESSEE:   Eran Engineering, Inc.



By: /s/ Joseph Gledhill
   --------------------------
Title:     President

                             DELIVERY AND ACCEPTANCE
                                   CERTIFICATE


RE:      Master Lease Agreement No.:        90501368


To:      Global Vantage Ltd.

This will certify that all of the equipment listed on Equipment Lease Schedule A ("Schedule A") attached hereto has been delivered to and installed at the installation address(es) set forth on said Schedule A, and is hereby accepted as of the date of this Certificate under the terms of Mater Lease Agreement No. 90501368 between Lessor and Eran Engineering, Inc. as Lessee (the "Lease")

Each item of equipment listed on said Schedule A has been inspected by a representative of Lessee and is found satisfactory and acceptable in all respects for acceptance under said Lease.

Lessee hereby  authorizes and directs Lessor to: (a) attached said Schedule A to
(i) the referenced Lease Schedule, (ii) each UCC financing statement executed in connection with said Lease Schedule and (iii) all other related documents referencing the equipment; (b) insert all serial numbers and all other identifying information and to make all corrections, additions or deletions in such documents as necessary to reflect such final listing of the equipment and the differences from any preliminary listing of the equipment originally attached to or included in the Lease Schedule; and (c) make payments to each vendor of the equipment pursuant to such Vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

Lessee hereby also reaffirms all of its representations, warranties and covenants as set forth in the Lease as of the date hereof and certified that no event or condition has occurred and is continuing which constitutes an Event of Default under the Lease or would constitute such an Event of Default with the passage of tie or the giving of notice or both.


                                      Acceptance Date:  20th Sept 05

                                      Lessee:           Eran Engineering, Inc.

                                      By Signature:     /s/ Joseph Gledhill

                                      Typed Name:       Joseph Gledhill

                                      Title:            President

                 CERTIFICATE CONCERNING AUTHORITY AND INCUMBENCY

                             ERAN ENGINEERING, INC.

I hereby certify that I am the duly elected and serving Secretary or Assistance Secretary of the Corporation named above, am duly authorized to make and deliver this Certificate and that as of the date hereof:

1. The officers listed below have been duly authorized by all necessary corporate action to enter into equipment leasing or finance transactions with Global Vantage Ltd. And in connection therewith to execute master lease agreements, related lease schedules, security agreements, promissory notes, financing transactions, on such terms and conditions as said officers or ant one of them determines are in the best interest of the Corporation and that such determination is properly evidenced by their signature of signatures on said documents or instruments and that the corporate action granting or creating such authority is still valid not having been amended, modified or withdrawn.

2. The following persons hold the corporate offices listed next to their names, and were duly elected or appointed to such offices by all necessary corporate action and that the signatures affixed hereto are their true signatures.

             NAME              OFFICE HELD              SIGNATURE
1.   Joseph Gledhill           President                /s/ Joseph Gledhill
2.   ___________________________________________________________________________
3.   ___________________________________________________________________________
4.   ___________________________________________________________________________


3. Global Vantage Ltd., is successors and assigns may rely upon this Certificate and the continued incumbency and corporate authority of the individuals named in the preceding paragraph until they receive written notice from the Corporation to the contrary (and in no event shall such notice affect the right of Global Vantage, Ltd., its successors and assigns to so rely hereon with respect to any documents or instruments executed and delivered or any transactions undertaken prior to the date upon which such notice is received by them).

      IN WITNESS WHEREOF, I have unto set my hand and affixed the seal of this Corporation this 20th day of September, 2005.


ATTEST: _______________                         SIGNATURE:  /s/ Joyce Gledhill
                                                          ----------------------
                                                TYPED NAME: Joyce Gledhill
                                                TITLE:   Secretary

(Corporate Seal)



                                                             GLOBAL VANTAGE LTD.

       2424 South East Bristol Street, Suite 280, Newport Beach, CA 92660
                                 (949) 574-9800
--------------------------------------------------------------------------------

                                 PURCHASE OPTION

The undersigned Lessor and Lessee agree with reference to Lease Agreement No. 90501368, as follows:


Lessee shall have the right option (on the terms and conditions contained herein) to purchase all, but not less than all, of Lessor's right, title and interest in and to the Equipment covered by the above-referenced Lease between Lessor and Lessee, AS IS, in its then conditioned and at its then location, on the last day of the term of the Lease. The option herein granted shall terminate, without notice, upon the earlier of:

      1. The occurrence of an event of default under the Lease and the continuance of such default for ten (10) days;
      2.    Repossession of the Equipment; or
      3.    Sixty (60) days prior to the last day of the tern of the Lease.

The option may not be assigned by Lessee. It shall be a condition precedent to Lessee's right to exercise the option that:

            a.    All amounts due under the Lease have been paid;
            b. All amounts to become due under the Lease or this Purchase Option have been prepaid;
            c.    Lessee is not in default under the Lease; and
            d. No event has occurred which, with the giving of notice or the passage of time, or both, would constitute an event of default under the Lease.

This option shall be exercised by delievery of written notice to Lessor by Lessee of Lessee's exercise of this option not earlier than 120 days prior to, nor later than 60 days prior to, the last day of the term of the Lease together with payment to Lessor of the purchase price of said Equipment as set forth below and payment to Lessor all sales and other taxes applicable to Lessee's purchase of the Equipment.

If litigation arises in connection with the option, the prevailing party shall be entitled to recover its attorney's fees. Time is the essence hereof.

The purchase price under this option is: $1.00

LESSEE:                                              LESSOR:

ERAN ENGINEERING, INC.                               GLOBAL VANTAGE LTD.

BY:  /s/ Joseph Gledhill                              BY: /s/ Sheri Martin
     -----------------------                              ---------------------
         Joseph Gledhill                                        Sheri Martin

TITLE: President                                    Title: Documentation Manager

DATE: 20th Sept 05                                            DATE: 9-22-05




Note:      Use full legal name(s). Signature(s) must be only
           Those duly authorized corporate officers, partners
           Or proprietors, with title indicated.

                                                                Lease # 90501368

Equipment Location:
1021 Fuller Street
Santa Ana, CA 92701


                                    LESSEE CERTIFICATION

In connection with the above referenced lease between Global Vantage Ltd as Lender and Eran Engineering, Inc. as Lessee,


Lessee hereby certifies the following is true and correct:


      1: That the credit,  financial statements,  and tax returns of the Lessees
      and  guarantors  are  as  presented  in  the  lease   submission   without
      substantial deviation.

      2: That no Lessee(s) or any guarantor of the lease are currently parties to any bankruptcy, reorganization or Insolvency proceeding.

      3: That no part of the security property has been damaged, unless repaired to the satisfaction of Lender

      4: That no part of the security property has been taken in condemnation or other like proceeding not is any such proceeding pending or known to be contemplated.


The undersigned executed this certification the ______ day of 20th Sept, 2005.

LESSEE:

Eran Engineering, Inc.

 /s/ Joseph Gledhill
---------------------------
Joseph Gledhill

                                 LEASE SCHEDULE

LEASE AGREEMENT NO.: 90501368
                     --------

Between Global Vantage Ltd. (LESSOR)
And Eran Engineering, Inc. (LESSEE)


1.       EQUIPMENT DESCRIPTION:

         Quantity          Item                                 Model/Serial No.

         See attached Equipment Lease Schedule A

2.       EQUIPMENT LOCATION:

         The above-referenced Equipment is to be delivered to and located on Lessee's premises at:

                                    1021 N. Fuller Street, Santa Ana, CA. 92701

3.       RENTAL TERM:   48 Months

4.       RENTAL:

         The first payment in the amount of $2,318.50 is due 9-23-05.

         Subsequent rental payments will be in the same amount and due on the same day monthly thereafter.

5.       NUMBER AND AMOUNT OF ADVANCE RENTAL PAYMENTS:

         NUMBER: First              AMOUNT: $2,318.50

6.       Purchase Amount: $1.00

7. THIS SCHEDULE AND ITS TERMS AND CONDITIONS ARE HEREBY INCORPORATED BY REFERENCE IN THE ABOVE EQUIPMENT LEASE AGREEMENT. LESSEE PERMITS LESSOR TO INSERT MODEL AND SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY LESSOR.


      LESSEE:                                    LESSOR:

      ERAN ENGINEERING, INC.                     GLOBAL VANTAGE LTD.

      BY: /s/ Joseph Gledhill                    BY: /s/ Sheri Martin
         ---------------------------                 ---------------------------
         Joseph Gledhill                         Sheri Martin

      TITLE: President                           TITLE: Documentation Manager

      DATE: 20th Sept 05                         DATE: 9-22-05

               CERTIFIED COPY OF CORPORATE RESOLUTION TO GUARANTY

LEASE AGREEMENT # 90501368

The undersigned hereby certifies that he/she is the CFO of GATEWAY INTERNATIONAL HOLDINGS, INC. a corporation validly existing and organized under the laws of the State of NEVADA which Corporation is presently operating and in good standing under the laws of such State and is duly qualified to conduct business within the State of CALIFORNIA at 3840 E. Eagle Drive, Anaheim, CA 92807; that the following is a true and accurate transcript of resolutions duly adopted by the Board of Directors of said Corporation in accordance with the Articles of Incorporation and By-Laws of said Corporation, and that said resolutions have not been amended, rescinded, modified or revoked, and are in full force and effect:


RESOLVED, that the officer(s) of this Corporation, whose name(s) and title appear below, is/are hereby authorized and empowered in the name and an behalf or this Corporation to enter into, execute and deliver to Global Vantage, Ltd. ("Global") any guaranty that may be required by Global in connection with the leasing of personal property by Global to ERAN ENGINEERING, INC.

Lawrence Consalvi, President
-----------------------------                      -----------------------------
(Insert name and title of                          (Insert name and title of
 authorize officer)                                 authorize officer)

Signature Specimen:                                Signature Specimen
 /s/ Lawrence Consalvi
-----------------------------                      -----------------------------


FURTHER RESOLVED, that the above designated officer(s) of this Corporation are hereby authorized to do and perform all other acts and deeds that may be required or necessary to fully carry into effect the foregoing resolution; and

FURTHER RESOLVED, that Global is authorized to rely upon the aforesaid resolutions until, receipt by it of written notice of any change, which changes of whatever name shall nor be effective as to Global to the extent i t has relied upon the foregoing resolutions.

I FURTHER CERTIFY that the duly elected officer(s) of this Corporation named in the foregoing Resolution continues to hold his/her/their respective office.

I FURTHER CERTIFY that I have set my hand and affixed the seal of said Corporation on this 20 day of September, 2005.

(CORPORATE SEAL)

                                /s/ JITU BANKER
                                ---------------
                                Jitu Banker, CFO

                          CONTINUING GUARANTY OF LEASE

The undersigned ("Guarantor") is executing this guaranty at the solicitation of Eran Engineering, Inc. ("Lessee") to induce Global Vantage Ltd. ("Lessor"), whose address is 2424 South East Bristol Street, Suite 280, Newport Beach, California 92660 to extend credit to Lessee pursuant to that certain Lease Agreement No. 90501368 between Lessor and Lessee dated September 20th, 2005 (the "Lease").

1. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor unconditionally and absolutely guarantees to Lessor the due and punctual payment and performance of all of Lessee's present and future indebtedness and obligation to Lessor under the Lease, and under all modifications, amendments, renewals and extensions of the Lease, including payment to Lessor of all rents and monies due and to become due to Lessor from Lessee under the Lease in the amounts and at the times set out in the Lease, and performance of all the terms, covenants and conditions of the Lease. All such indebtedness and obligations are referred to in this guaranty as the "Indebtedness" and will be payable by Guarantor to Lessor, or order, immediately on demand in the events of any default by Lessee with respect to the Indebtedness or any part thereof. All payments shall be made to Lessor at the address indicated above, or such other address as Lessor may direct in writing, in lawful money of the United States without setoff, deduction or counterclaim. Time is of the essence in the performance by Guarantor under this guaranty.

2. Guarantor is fully aware of the financial condition of Lessee. Guarantor represents and warrants that he is in a position to obtain any additional information concerning Lessee as Guarantor may desire. Guarantor assumes the fully responsibility for being and keeping himself informed of the financial condition and assets of Lessee and of all other circumstances bearing upon the risks of nonpayment of the Indebtedness which diligent inquiry would reveal. Absent a written request for such information by Guarantor, Lessor shall have no duty to advise Guarantor of information known to it regarding such conditions or any such circumstances, regardless of whether Lessor has reason to believe that any such information materially increases the risk beyond that which Guarantor intends to assume or has reason to believe that such information is unknown to Guarantor or has a reasonable opportunity to communicate such information to Guarantor. By executing this guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty which risks Guarantor acknowledges includes the possibility that Lessee will incur additional Indebtedness for which Guarantor will be liable after Lessee's financial condition or ability to pay such Indebtedness has deteriorated.

3. Guarantor authorizes Lessor, whether before or after revocation or this guaranty, without notice or demand and without affecting or impairing Guarantor's liability hereunder, from time to time to do one or more of the following: (a) renew, compromise, settle, extend, increase, accelerate or otherwise change the time for payment, discharge or performance of the new Indebtedness or any part thereof; (b) change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon or the rent; (c) take and hold security for the payment of the Indebtedness or any part thereof or any guarantee thereof, and subordinate, exchange, modify, vary, enforce, waive, release (intentionally or unintentionally), renew or abstain from perfecting or taking advantage of any security; (d) apply any sums received from Lessee or any other person or from the disposition of any security to any indebtedness whatsoever owing from Lessee or such person or secured by such security, in such manner and order as Lessor determines, and regardless of whether such Indebtedness is secured or is due and payable; or (f) release, substitute or add any one or more cosigners, endorsers or other guarantors of the Indebtedness.

4. Guarantor waives: (a) all presentments, demands for performance, notices of nonperformance, protests, and all other notices, including notices of all of the following: protest, dishonor. Acceptance of this guaranty, any default, partial payment or nonpayment of all or any part of the Indebtedness and the existence, creation or incurring of new or additional Indebtedness; (b) any right to require Lessor to proceed against Lessee or any other person, to proceed against or exhaust any security held from Lessee or any other person for the Indebtedness, to proceed against or exhaust any security held from Guarantor or any other person for this guaranty or to pursue any other remedy in Lessor's power whatsoever; (c) the benefits of any laws which provide that the obligation of guarantor must neither be larger in amount not in other respects more burdensome than that if the principal or which reduce a guarantor's obligation in proportion to the principal obligation; (d) any defense arising by reason of the invalidity, illegality or lack or enforceability of the Indebtedness or any part thereof, or by reason of any incapacity, lack of authority, death, disability or other defense of Lessee or any other person, or by reason of the failure of Lessor to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of Lessee or any other person, by or by reason of the cessation from any cause whatsoever of the liability of Lessee or any other person with respect to all or any part of the Indebtedness, or by reason of any act or omission of Lessor or others which directly or indirectly results in the discharge or release of Lessee or any other person or any Indebtedness or any security therefore, whether by operation or law or otherwise; (e) any defense arising because of Lessor's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111 (b)(2) of the federal Bankruptcy Code; (f) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; (g) any defense arising by reason or Lessor's failure to obtain, perfect, continue, maintain or keep in force any security interest in, lien or encumbrance upon, any property, whether as owner thereof or the holder of a security interest or lien or encumbrance thereon, being invalidated, avoided, declared void, fraudulent or preferential or otherwise set aside, or by reason of any impairment by Lessor of any right to recourse or collateral; (h) any right to require Lessor to marshall any assets in favor or Guarantor; (i) any defense based upon any failure of Lessor to give Lessee or Guarantor notice of any sale or other disposition of any property securing any or all of the indebtedness or any guarantee t hereof, or any defect in any notice that may be given in connection with any sale or other disposition of any such property, or any failure of Lessor to comply with any provision of applicable law in enforcing any security interest in or lien upon any such property, including any failure by Lessor to dispose of any such property in a commercially reasonable manner; (j) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Lessee or any other person, including any discharge of, or bar against collecting, any of the Indebtedness (including any interest thereon), in or as a result of any such processing; and (k) any defense based on any dissolution or termination of, or increase, decrease or change in membership of any guarantor or Lessee which is a partnership.

5. Guarantor expressly waives all rights of, or to, subrogation, reimbursement, indemnity, exoneration, contribution, or any other rights, remedies or claims, whether contractual, legal, equitable, or otherwise, which Lessor o any other party may have or acquire, against Lessee, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lessor.

6. Lessor may, at its election, but without obligation to do so, exercise any right or remedy it may have against Lessee or any other person or real or personal property security it holds for the Indebtedness or any part thereof or any guaranty thereof, including foreclosing a trust deed judicially or nonjudicially to taking a deed, assignment or transfer in lieu of foreclosure as to any such property, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent of the Indebtedness has been paid, even if the effect of such action is to destroy or diminish Guarantors subrogation rights, Guarantors right to proceed against Lessee for reimbursement, Guarantors right to recover contribution from any other guarantor or any other right or security, and Guarantor waives any defense arising out of the absence, impairment or loss of any right of Guarantor of subrogation, reimbursement or contribution or o any other right or security, whether resulting from an election of remedies by Lessor or any act or omission by Lessor or otherwise, Without limiting are foregoing, Guarantor understands that if Lessor nonjudicially forecloses any trust deed now of hereafter securing any of the Indebtedness or any part thereof, Guarantor will remain liable to Lessor for any deficiency for which Guarantor is liable and may lose other rights, and even though Guarantor would have retained such rights if Lessor had foreclosed said trust deed by judicial rather than nonjudicial foreclosure. Without in any manner limiting the generality of the foregoing or any other provision of this guaranty, Guarantor waives the benefits of the provisions of Sections 2809, 2810, 2819, 2839, 2845, 2850, 2899 and 3433 of the California Civil Code and
Sections 580a, 580d and 726 of the California Code of Civil Procedure, and any similar or analogous statues of this or any other jurisdiction.

7. The obligations of Guarantor hereunder are independent of the obligations of Lessee. A separate action or actions may be brought and prosecuted against Guarantor without first proceeding against Lessee or any other person or any security held by Lessor and without pursuing any other remedy and without joining Lessee or any other person in any such action or actions. Guarantor waives the benefit of any statue of limitations affecting his liability hereunder of the enforcement thereof. Any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall also operate to toll such statute of limitations applicable to Guarantor's liability hereunder.

8. Any indebtedness of Lessee now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Lessee to Lessor; and such indebtedness of Lessee to Guarantor if Lessor so requests shall be collected, enforced and received by Guarantor as trustee for Lessor and be paid over to Lessor on account of the Indebtedness of Lessee to Lessor but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this guaranty. Should Guarantor fail to collect proceeds of debt owed to it by Lessee and pay the proceeds to Lessor, Lessor as Guarantor's attorney-in-fact may do such acts and sign such documents in Guarantor's name as Lessor considers necessary to effect such collection.

9. It is not necessary for Lessor to inquire into the powers of Lessee or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

10. Guarantor agrees to pay reasonable attorney's fee and all other costs and expenses which may be incurred by Lessor in any effort to collect or enforce the Indebtedness or this guaranty.

11. Nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of the Indebtedness of Lessee to Lessor. If any payment with respect to any or all of the Indebtedness by any person or from any property is subsequently invalidated, avoided, declared to be void, fraudulent, or preferential or otherwise set aside, and is required to be repaid by Lessor to a trustee, receiver or any other party under any bankruptcy act, state or federal, common low or equitable cause or otherwise, then to the extent of such repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made. When any claim is asserted that any such payment is invalid, void, fraudulent, preferential or otherwise subject to being set aside, Lessor may compromise or settle any such claim and to the extent of any repayment by Lessor as part of any such compromise or settlement, the obligation or part thereof intended to be satisfied shall likewise be revived and continued in full force and effect as if such payment had not been made. In each case, payments received by Lessor which are so repaid shall not discharge, satisfy or reduce the liability of Guarantor hereunder and Guarantor shall be and remain fully liable therefore.

12. Guarantor warrants, represents and covenants to Lessor that all Guarantor's financial statements, including income statement(s) and balance sheet(s), which may have been delivered to Lessor, properly state Guarantor's financial condition, that there has been no material adverse change in the financial condition of Guarantor as reflected in the statements since the date thereof and that the statements do not fail to disclose any facts or facts which might materially and adversely affect Guarantor's financial conditions, including litigation commenced, tax lien filed, defaults claimed under his indebtedness for borrowed money or bankruptcy proceedings commenced against Guarantor by any person.

13. This guaranty shall inure to the benefit or Lessor, its successors and assigns, and shall bind the heirs, executors, administrators, successors and assigns of Guarantor. Any married person who signs this guaranty agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder. This guaranty is assignable by Lessor without notice with respects to all or any portion of the Indebtedness hereby guaranteed, and when so assigned, Guarantor shall be liable to the assignees under this guaranty without in any manner affecting the liability or Guarantor hereunder with respects to any Indebtedness retained by Lessor and, in such event, unless the context otherwise requires, the term "Lessor" as used herein shall also include such assignees.

14. This guaranty shall be governed by and construed according to the laws of the State of California. Whenever the context so requires, the masculine gender includes the feminine or neuter, and the singular includes the plural. As used herein, "any other person" shall include without limitation, any other guarantor of the Indebtedness or any part thereof, any endorsement thereof or any co-maker thereof, "including" shall not be limiting, and "or" shall not be exclusive. All authorizations, consents and waivers made by Guarantor with respect to any security shall be applicable to any property lease under the Lease. If this guaranty is executed by more than one Guarantor, their obligations hereunder shall be joint and several. The invalidity or unenforceability of any one or more provisions of this guaranty will not affect any other provision.

15. All actions or proceedings relating directly or indirectly to this guaranty shall, at the option of Lessor, be litigated in courts of the State of California or of the United States of California, located in the county where Lessor's address set forth above is located. Guarantor consents and submits to the jurisdiction of any such court. Guarantor consents to service of process by means authorized by California or federal law. Guarantor waives any and all objections which Guarantor may have as to the jurisdiction or venue or such courts and any and all rights Guarantor may have to transfer or change the venue of any such action on proceeding. 16. This guaranty constitutes the entire agreement of Guarantor and Lessor with respects to the subject matter hereof and there are no promises, statements or representations of any kind or nature whatsoever other than those herein contained. No delay or failure by Lessor to exercise any right or remedy against Guarantor will be construed as a waiver of that right or remedy. The terms and provisions of this guaranty may not be waived, altered, modified or amended except by written instrument executed by Guaranty and Lessor. All rights and remedies of Lessor against Guarantor are cumulative and not exclusive and maybe exercised successively or concurrently. No exercise or any right or remedy shall be deemed to be an election of remedies and preclude exercise of any other right or remedy.

17. Any notice, demand or request to Guarantor shall be given in writing and shall be deemed given when personally served on Guarantor or mailed (first class U.S. mail postage prepaid) or delivered to Guarantor's Address for Notice set forth below. Any notice, demand, or request to Lessor shall be in writing and be deemed given when received by Lessor by personal delivery or first class U.S. mail postage prepaid at the address indicated above.

18. This is a continuing guaranty. Revocation shall be effective only upon written notice being received personally by an officer of Lessor at Lessor's address indicated above, or being received by Lessor at such address by certified or registered United States mail, return, receipt, requested, postage prepaid addressed to such address. Notice shall be effective at any office or Lessor should the office at the address above no longer be in existence. Revocation shall be effective at the close of the Lessor's business day when such notice is received. The revocation shall be effective only as to the revoking party and notwithstanding such revocation, this guaranty and all authorizations, waivers and provisions hereof shall remain in full force and effect as to that party's obligations with respect to Indebtedness outstanding on the effective date of the revocation and all extensions, renewals, amendments and modifications thereof.

19. No person executing this guaranty is doing so in consideration of or in reliance on any other person executing this guaranty or any other guaranty of Indebtedness. 20. There is no limitation on Guarantor's liability under this guaranty.

Guarantor:

GATEWAY INTERNATIONAL HOLDINGS, INC.
BY:   /s/Lawrence Consalvi
   ----------------------------------
     Lawrence Consalvi, President

Printed Name:              Gateway International Holdings, Inc.
Address:                   3840 E. Eagle Drive
                           Anaheim, CA 92807
                                                   GUARANTOR'S SIGNATURE MAY NOT
                                                     BE WITNESSED BY GUARANTOR'S
                                                   SPOUSE OR OTHER FAMILY MEMBER
Date:_September 20, 2005
Witness By:  /s/William LeToon
          ---------------------
Printed Name: William LeToon
Home Address: 983 Las Palmas
              Irvine, CA 92602